October 5, 2004

Dreyfus Premier Equity Funds, Inc. Dreyfus Premier Growth and Income Fund

Supplement to Prospectus Dated February 1, 2004
THE FOLLOWING INFORMATION SUPERSEDES THE INFORMATION CONTAINED IN THE THIRD PARAGRAPH OF THE SECTION OF THE PROSPECTUS ENTITLED “MANAGEMENT”:

Effective October 5, 2004, Emerson Tuttle serves as the fund’s primary portfolio manager. Mr. Tuttle has been employed by Dreyfus since January 2002. He also is senior vice president and portfolio manager of The Boston Company Asset Management, LLC, an affiliate of Dreyfus. Prior to joining The Boston Company Asset Management, LLC in September 2001, he was a principal at State Street Global Advisors where he was employed from April 1981 to September 2001.

October 5, 2004

Dreyfus Premier Equity Funds, Inc. Dreyfus Premier Growth and Income Fund Supplement to Statement of Additional Information Dated February 1, 2004
THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION UNDER THE CAPTION “MANAGEMENT ARRANGEMENTS—INVESTMENT ADVISER”:

Effective October 5, 2004, the Fund’s portfolio managers are Emerson Tuttle and Elizabeth Slover.